Exhibit 10.19

Ardent Mines Limited

Commitment Supplement

March 1, 2012

Ardent Mines Limited

100 Wall Street, 21st Floor

New York, New York 10005

Attention:        Mr. Urmas Turu, Chief Executive Officer

Dear Mr. Turu:

            Whereas, on September 27, 2010, Ardent Mines Ltd. (the “Company”) entered into a Corporate Development Services Agreement (the “Services Agreement”) with CRG Finance AG (“Lender”) and under the terms of the Service Agreement the Lender agreed to loan the Company an aggregate of up to One Million U.S. Dollars ($1,000,000) which has been drawn down by the Company in tranches at an interest rate of seven and one half percent (7.5%), calculated based on a year of 365 days and actual days elapsed.

            Whereas, the Lender has agreed in principle to provide a credit facility to the Company of an additional One Million U.S. Dollars ($1,000,000) over and above the amount of the commitment provided in the Services Agreement.

            The Lender hereby agrees to provide the Company with up to One Million US Dollars (USD $1,000,000) to maintain the Company’s ordinary course of business operations (the “Commitment Amount”) pursuant to the terms and conditions set forth herein (this “Agreement”).  This Agreement shall be deemed to constitute an amendment and supplement to the Services Agreement and all terms and conditions not otherwise stated herein shall be controlled by the Services Agreement.

Subject to the conditions set forth below, the Commitment Amount may be drawn by the Company in increments or tranches upon written consent of the Lender at any time prior to the first anniversary of the date of this Agreement.

The Commitment is conditional upon the issuance of an Amended and Restated Note (the “A&R Note”) for the principal amount of One Million One Hundred and Forty-Two Thousand Nine Hundred U.S. Dollars (USD$1,142,900 attached hereto as Exhibit A representing all of the outstanding obligations of the Lender to the Company, including, but not limited to all notes issued by the Company to the Lender and all outstanding fees of the Lender.  Upon issuance of the A&R Note, all outstanding notes of the Company issued to the Lender prior to the date hereof shall be cancelled and all prior fees shall be extinguished in consideration for the issuance of the A & R Note.

            Any and all draws against the Commitment Amount shall be subject to (i) adherence of the Company to its business plan, (ii) satisfactory progress with respect to operations of the Company, (iii) satisfactory management of the Company, and (iv) satisfactory compliance of the Company with any and all laws, rules, and regulations applicable to the Company, its subsidiaries and their respective operations, and (v) in such increments or tranches reasonably acceptable to the Lender (collectively, each of (i), (ii), (iii), (iv) and (v), the “Conditions Precedent”).  The satisfactory nature of any and all of the Conditions Precedent shall in each case be determined at the sole discretion of the Lender.  For purposes of clarity, neither the Company nor any third party shall have any rights of any nature of kind whatsoever to compel the Lender to perform in respect of this Agreement if the Lender has determined that the Company is deficient with respect to one or more of the Conditions Precedent.

            Any and all draws upon the Commitment Amount shall be represented by secured notes substantially in the form of the A&R Note (the “Commitment Notes” and referred to collectively herein together with the A&R Note, as the “Notes”).  Each of the Commitment Notes shall be fully secured by the Company to the same and full extent as the A&R Note.  The Company hereby expressly authorizes the Lender to file one or more UCC financing statements and any and all other notices of secured interest in any and all jurisdictions which the Lender deems reasonable and necessary in order to perfect such security interests underlying the Notes, including, without limitation, any and all amendments and supplements thereof in order to maintain such perfection and priority.  The Company shall promptly pay any and all fees, costs, expenses and disbursements incurred by Lender related to this Agreement, the Notes and the filing of each UCC financing statement reflecting perfected and priority senior secured security interests thereto.  The Company shall not permit any other indebtedness of the Company to have priority over any of the Notes except as expressly permitted by the respective Note and security agreement.  The Company shall indemnify and hold harmless the Lender with respect to enforcement of the Notes, including, without limitation, any and all fees, costs, expenses and disbursements of counsel to the Lender incurred in connection therewith.  Nothing herein shall limit the rights of Lender to request reimbursement of any and all expenses incurred on behalf of the Company pursuant to the terms of the Services Agreement.

All notices, demands and other communications relating to this Agreement to be given or otherwise to be made to any party to this Agreement shall be deemed to be sufficient or contained in a written instrument if sent by messenger, telecopied, faxed, sent via e-mail or mailed by registered or certified mail, or by a recognized national or international courier service, postage or charges prepaid, return receipt requested, to the addresses set forth on the signature page hereto (or to such other address, as may be specified by the parties hereto from time to time), provided, however, any notice sent in electronic format shall not be deemed effective unless and until written or electronic acknowledgment of receipt is given by the receiving party to the transmitting party.

            This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws, the Lender may assign any of its rights under this Agreement, but no such assignment shall relieve any Lender from its obligations hereunder.  The Company may not assign any of its rights under this Agreement, except to a successor-in-interest to the Company, without the written consent of the Lender.

            No failure or delay on the part of Company or the Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, or any consent to any departure by the Company or the Lender from the terms of this Agreement shall be effective only if it is made or given in writing and signed by all of the parties hereto.

            This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. This Agreement together with the form of Note are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

            If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

            Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.  Signatures on this Agreement delivered electronically by e-mail, scan, fax or telecopier shall be considered delivery of original signatures for purposes of effectiveness of this Agreement to the same and full extent as an original thereof.

[Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first written above.

THE COMPANY:

ARDENT MINES LIMITED

            By:      /s/ Urmas Turu

                        Name:  Urmas Turu,

                        Title     Chief Executive Officer

Address for Notices:

                        100 Wall Street, 21st Floor

                        New York, New York 10005

THE LENDER:

CRG FINANCE AG

By:      /s/ Sergei Stetsenko

Name:     Sergei Stetsenko

Title:       President

Address for Notices: Bahnhofstrasse 23

6301 Zug Switzerland